SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  February 25, 1997
                                                      -----------------

                           H. F. Ahmanson & Company
                           ------------------------
            (Exact name of registrant as specified in charter)

             Delaware                  1-8930              95-0479700
             --------                  ------              ----------
(State or other jurisdiction of  (Commission File       (IRS Employer
        incorporation)               Number)         Identification No.)

    4900 Rivergrade Road, Irwindale, California             91706
    -------------------------------------------             -----
    (Address of principal executive offices)             (Zip code)

   Registrant's telephone number, including area code    (818) 960-6311
                                                         --------------

                                Not applicable
                                --------------
       (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On February 25, 1997, H. F. Ahmanson & Company (the "Company") issued a press release responding to announcements made by Great Western Financial Corporation concerning the Company's proposal to merge the two corporations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1  Press release dated February 25, 1997.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 26, 1997

                                       H. F. AHMANSON & COMPANY


                                             /s/ Tim S. Glassett

                                       By:  Tim S. Glassett
                                            First Vice President and
                                              Assistant General Counsel

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                               EXHIBIT INDEX

EXHIBIT                                                       SEQUENTIALLY
  NO.                        DESCRIPTION                     NUMBERED PAGE

  99.1    Press release dated February 25, 1997.